PUTNAM GLOBAL GROWTH FUND
                    Prospectus Supplement dated October 9, 1995
                        to Prospectuses dated March 1, 1995

 Anthony W. Regan, Senior Managing Director of Putnam Investment Management, Inc. ("Putnam Management") and Vice President of the Fund, and Carol C. McMullen, Managing Director of Putnam Management and Vice President of the Fund, have had primary responsibility for the day-to-day management of the Fund's portfolio since January, 1987 and October, 1995, respectively. Mr. Regan and Ms. McMullen have been employed by Putnam Management since January, 1987 and June, 1995, respectively. Prior to June, 1995, Ms. McMullen was a Senior Vice President of Baring Asset Management.


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